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                                                                Exhibit 10.2

                             Employment Agreement
                                    Between
                           The Southern Bank Company
                                and Gates Little

                                 2000 Amendment
                                 --------------

     WHEREAS, The Southern Bank Company (the "Bank") has entered into an Employment Agreement (the "Agreement") with Gates Little (the "Employee"); and

     WHEREAS, the Board of Directors of the Bank (the "Board") and the Employee have determined that it is appropriate to amend the Agreement to redefine the Employee's position with the Bank.

     NOW, THEREFORE, the Agreement shall be amended as follows, effective immediately.

     1. The first sentence in Section 1 shall be amended by replacing "V ice President" with "President and Chief Operating Officer."

     2. Nothing contained herein shall be held to alter, vary or otherwise affect any of the terms, provisions or conditions of the Agreement other than as stated above.

     WHEREFORE, on this 2lst day of September 2000, the undersigned hereby approve this 2000 Amendment to the Agreement.


                                  THE SOUTHERN BANK COMPANY


                                  By_______________________________
                                     Its Secretary



                                     ______________________________
                                                     Gates Little